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                                  EXHIBIT 24

                               POWER OF ATTORNEY

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                                  EXHIBIT 24

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of Millipore Corporation (the "Corporation"), do hereby constitute and appoint C. William Zadel, Jeffrey Rudin and Francis J. Lunger and each of them individually, their true and lawful attorneys and agents to execute on behalf of the Corporation the Form 10-K Annual Report of the Corporation for the fiscal year ended December 31, 1998, and all such additional instruments related thereto which such attorneys and agents may deem to be necessary and desirable to enable the Corporation to comply with the requirements of the Securities Exchange Act of 1934, as amended, and any regulations, orders, or other requirements of the United States Securities and Exchange Commission thereunder in connection with the preparation and filing of said Form 10-K Annual Report, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such Directors and Officers on his behalf, as such Director or Officer, as indicated below to the said Form 10-K Annual Report or documents filed or to be filed as a part of or in connection with such Form 10-K Annual Report; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.


SIGNATURE                        TITLE                      DATE
---------                        -----                      ----


/s/ C. William Zadel             Chairman, President        February 11, 1999
--------------------
C. William Zadel                 Chief Executive Officer
Officer                          and Director




/s/ Charles D. Baker             Director                   February 11, 1999
--------------------
Charles D. Baker



/s/ Robert C. Bishop             Director                   February 11, 1999
--------------------
Robert C. Bishop

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SIGNATURE                        TITLE                      DATE
---------                        -----                      ----

/s/ Samuel C. Butler             Director                   February 11, 1999
--------------------
Samuel C. Butler


/s/ Robert E. Caldwell           Director                   February 11, 1999
----------------------
Robert E. Caldwell



/s/ Maureen A. Hendricks         Director                   February 11, 1999
------------------------
Maureen A. Hendricks



/s/ Mark Hoffman                 Director                   February 11, 1999
----------------
Mark Hoffman



/s/ Elaine L. Chao               Director                   February 11, 1999
------------------
Elaine L. Chao



/s/ Thomas O. Pyle               Director                   February 11, 1999
------------------
Thomas O. Pyle



/s/John F. Reno                  Director                   February 11, 1999
---------------
John F. Reno